                                                                  Exhibit (a)(2)


                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)
                                       OF

                            THE LIBERTY CORPORATION
                       PURSUANT TO ITS OFFER TO PURCHASE
                            DATED FEBRUARY 11, 1998
--------------------------------------------------------------------------------
               THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS
                 EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME,
          ON WEDNESDAY, MARCH 11, 1998, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                      TO: WACHOVIA BANK, N.A., DEPOSITARY

                           For information, telephone
                                 (800) 633-4236

  Delivering by Registered Mail           Personally Delivering          Delivering by Overnight Courier
Wachovia Bank, N.A. -- Depositary   Wachovia Bank, N.A. -- Depositary   Wachovia Bank, N.A. -- Depositary
    Corporate Reorganizations        Shareholder Services Department        Corporate Reorganizations
          P.O. Box 9061             Wachovia East Building, 2nd Floor          70 Campanelli Drive
         Boston, MA 02205                301 North Church Street               Braintree, MA 02184
                                         Winston-Salem, NC 27101

                                 New York Drop
                       Wachovia Bank, N.A. -- Depositary
                           c/o Boston EquiServe L.P.
                      Corporate Reorganizations, 3rd Floor
                                  55 Broadway
                               New York, NY 10006

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Letter of Transmittal is to be used if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

     Stockholders who cannot deliver their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of any required documents to the Company or to the Book Entry Transfer Facility does not constitute a valid delivery.

---------------------------------------------------------------------------------------------------
                                  DESCRIPTION OF SHARES TENDERED
                                    (See Instructions 3 and 4)
---------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON
                           SHARE                                        SHARES TENDERED
                       CERTIFICATES)                         (ATTACH ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------
                                                                          TOTAL NUMBER
                                                                           OF SHARES
                                                                          REPRESENTED     NUMBER
                                                             CERTIFICATE       BY       OF SHARES
                                                              NUMBER(S)*  CERTIFICATE(S)*  TENDERED**
                                                             --------------------------------------

                                                             --------------------------------------

                                                             --------------------------------------

                                                             --------------------------------------

                                                             --------------------------------------
                                                             TOTAL SHARES
---------------------------------------------------------------------------------------------------
  * Need not be completed by stockholders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.
---------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
   Name of Tendering Institution

--------------------------------------------------------------------------------
   DTC Account No.
   -----------------------------------------------------------------------------
   Transaction Code No.
   -----------------------------------------------------------------------------

[ ]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
   FOLLOWING:
   Name(s) of Tendering Stockholder(s)
   ------------------------------------------------------------------------
   Date of Execution of Notice of Guaranteed Delivery
   ---------------------------------------------------------
   Name of Institution which Guaranteed Delivery
   --------------------------------------------------------------
   If delivery is by book-entry transfer:
   --------------------------------------------------------------------------
     Name of Tendering Institution

  ------------------------------------------------------------------------------
     DTC Account No.
   -----------------------------------------------------------------------------
     Transaction Code No.
   -----------------------------------------------------------------------------

[ ]CHECK HERE IF TENDER OF SHARES IS CONDITIONAL ON THE COMPANY PURCHASING ALL
   OR A MINIMUM NUMBER OF THE TENDERED SHARES AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 9):
  Minimum Number of Shares to Be Sold:
  --------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to The Liberty Corporation, a South Carolina corporation (the "Company"), the above-described shares of Common Stock, no par value (such shares together with the associated preferred stock purchase rights (the "Rights") issued pursuant to the Rights Agreement, dated as of August 7, 1990, between the Company and The Bank of New York, as Rights Agent, are hereinafter referred to as the "Shares"), pursuant to the Company's offer to purchase up to 2,000,000 Shares at a price per Share hereinafter set forth, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated February 11, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). The Company reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Shares tendered pursuant to the Offer.

     Subject to and effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after February 11, 1998 (collectively, "Distributions")) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to

     (a) deliver certificates for such Shares and all Distributions or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company,

     (b) present certificates for such Shares and all Distributions for cancellation and transfer on the books of the Company, and

     (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions.

     All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that the Company will determine a single per Share price (not greater than $52.00 nor less than $45.50 per Share) (the "Purchase Price") that it will pay for Shares validly tendered and not withdrawn pursuant to the Offer taking into account the number of Shares so tendered and the prices specified by tendering stockholders. The undersigned understands that the Company will select the lowest Purchase Price that will allow it to purchase 2,000,000 Shares (or such lesser number of Shares as are validly tendered and not withdrawn at prices not greater than $52.00 nor less than $45.50 per Share) pursuant to the Offer. The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 or 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned also understands that unless the Rights are redeemed or become separately transferable in accordance with their terms, by tendering Shares the undersigned will also be tendering the associated Rights and that no separate consideration will be paid for such Rights.

     Unless otherwise indicated under "Special Payment Instructions", please issue the check for the Purchase Price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the Purchase Price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

                        PRICE (IN DOLLARS) PER SHARE AT
                        WHICH SHARES ARE BEING TENDERED

                              (SEE INSTRUCTION 5)
                              CHECK ONLY ONE BOX.
                     IF MORE THAN ONE BOX IS CHECKED, OR IF
                      NO BOX IS CHECKED, THERE IS NO VALID
                               TENDER OF SHARES.

                             ---------------------

              SHARES TENDERED AT PRICE DETERMINED BY DUTCH AUCTION

[ ] The undersigned wants to maximize the chance of having The Liberty
    Corporation purchase all the Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this ONE box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders Shares and is willing to accept the Purchase Price resulting from the Dutch auction tender process. This action will result in receiving a price per Share of as low as $45.50 or as high as $52.00.

                            --------------------- OR

               SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER

     By checking ONE of the boxes below INSTEAD OF THE BOX ABOVE, the undersigned hereby tenders Shares at the price checked. This action could result in none of the Shares being purchased if the Purchase Price for the Shares is less than the price checked. A stockholder who desires to tender Shares at more than one price must complete a separate Letter of Transmittal for each price at which Shares are tendered. The same Shares cannot be tendered at more than one price.

     Price (in dollars) per Share at which Shares are being tendered:

$45.500 [ ]  $46.000 [ ]  $47.000 [ ]  $48.000 [ ]  $49.000 [ ]  $50.000 [ ]  $51.000 [ ]  $52.000 [ ]
$45.750 [ ]  $46.125 [ ]  $47.125 [ ]  $48.125 [ ]  $49.125 [ ]  $50.125 [ ]  $51.125 [ ]
$45.625 [ ]  $46.250 [ ]  $47.250 [ ]  $48.250 [ ]  $49.250 [ ]  $50.250 [ ]  $51.250 [ ]
$45.875 [ ]  $46.375 [ ]  $47.375 [ ]  $48.375 [ ]  $49.375 [ ]  $50.375 [ ]  $51.375 [ ]
             $46.500 [ ]  $47.500 [ ]  $48.500 [ ]  $49.500 [ ]  $50.500 [ ]  $51.500 [ ]
             $46.625 [ ]  $47.625 [ ]  $48.625 [ ]  $49.625 [ ]  $50.625 [ ]  $51.625 [ ]
             $46.750 [ ]  $47.750 [ ]  $48.750 [ ]  $49.750 [ ]  $50.750 [ ]  $51.750 [ ]
             $46.875 [ ]  $47.875 [ ]  $48.875 [ ]  $49.875 [ ]  $50.875 [ ]  $51.875 [ ]

           ---------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 6, 7 AND 8)
           ---------------------------------------------------------
      To be completed ONLY if the check for the Purchase Price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

 Issue  [ ] check
        [ ] certificates to:

 Name
 --------------------------------------------------------------------
                                 (PLEASE PRINT)

 Address
 --------------------------------------------------------------------

---------------------------------------------------------------------
                                   (ZIP CODE)

---------------------------------------------------------------------
              (TAXPAYER IDENTIFICATION NO.)
---------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)
           ----------------------------------------------------------
      To be completed ONLY if the check for the Purchase Price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

 Mail  [ ] check
       [ ] certificates to:

 Name
 ----------------------------------------------------------------------
                                 (PLEASE PRINT)

 Address
 ----------------------------------------------------------------------

 ----------------------------------------------------------------------
                                   (ZIP CODE)

 ----------------------------------------------------------------------

 ----------------------------------------------------------------------

                                    ODD LOTS
                              (SEE INSTRUCTION 10)
           ---------------------------------------------------------
      This section is to be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially as of the close of business on February 10, 1998 an aggregate of fewer than 100 Shares.

 The undersigned either (check one box):
 [ ] was the beneficial owner as of the close of business on February 10, 1998 of an aggregate of fewer than 100 Shares (including any Shares acquired pursuant to the Company's Performance Incentive Compensation Program), all of which are being tendered, or
 [ ] is a broker, dealer, commercial bank, trust company or other nominee that
     (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner owned beneficially as of the close of business on February 10, 1998 an aggregate of fewer than 100 Shares (including any Shares acquired pursuant to the Company's Performance Incentive Compensation Program) and is tendering all of such Shares.
           ---------------------------------------------------------

           ---------------------------------------------------------

                              CONDITIONAL TENDERS
                              (SEE INSTRUCTION 9)
           ---------------------------------------------------------
      A tendering stockholder may condition the tender of Shares upon the purchase by the Company of a specified minimum number of the Shares tendered hereby, all as described in the Offer to Purchase, particularly in Section 6 thereof. Unless at least such minimum number of Shares is purchased by the Company pursuant to the terms of the Offer, none of the Shares tendered hereby will be purchased. It is the tendering stockholder's responsibility to calculate and appropriately indicate such minimum number of Shares, and each stockholder is urged to consult a tax advisor. Unless this box has been completed and a minimum number specified, the tender will be deemed unconditional.

      Minimum number of Shares that must be purchased, if any are purchased.

                                     Shares

                            -----------------------

           ---------------------------------------------------------

                                   SIGN HERE
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

--------------------------------------------------------------------------------
                             SIGNATURE(S) OF OWNERS

Name(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title)
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Day Time
Telephone Number
--------------------------------------------------------------------------------

Dated
--------------------------------------------------------------------------------

     Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.

                     GUARANTEE OF SIGNATURE(S), IF REQUIRED
                           (SEE INSTRUCTIONS 1 AND 6)

Name of Firm
--------------------------------------------------------------------------------

Authorized Signature
--------------------------------------------------------------------------------

Dated
--------------------------------------------------------------------------------

                       PAYER'S NAME:  WACHOVIA BANK, N.A.

------------------------------------------------------------------------------------------------------------------------
                                  PART I -- TAXPAYER IDENTIFICATION NO. -- FOR ALL        PART II -- FOR PAYEES EXEMPT
  SUBSTITUTE                      ACCOUNTS                                                FROM BACKUP WITHHOLDING (SEE
   FORMW-9                                                                                ENCLOSED GUIDELINES)
                                ----------------------------------------------------------------------------------------
  DEPARTMENT OF THE TREASURY      ENTER YOUR TAXPAYER IDENTIFICATION NUMBER IN THE
  INTERNAL REVENUE SERVICE        APPROPRIATE BOX. FOR MOST INDIVIDUALS AND SOLE             SOCIAL SECURITY NUMBER
                                  PROPRIETORS, THIS IS YOUR SOCIAL SECURITY NUMBER.
                                  FOR OTHER ENTITIES, IT IS YOUR EMPLOYER                              OR
                                  IDENTIFICATION NUMBER. IF YOU DO NOT HAVE A NUMBER,
                                  SEE "HOW TO OBTAIN A TIN" IN THE ENCLOSED GUIDELINES   EMPLOYEE IDENTIFICATION NUMBER
                                  NOTE: IF THE ACCOUNT IS IN MORE THAN ONE NAME, SEE
                                  THE CHART ON PAGE 2 OF THE ENCLOSED GUIDELINES TO
                                  DETERMINE WHAT NUMBER TO ENTER.
                                ----------------------------------------------------------------------------------------
  PAYER'S REQUEST FOR                CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY
  TAXPAYER IDENTIFICATION            THAT:
  NO.                                (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER
                                        IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO
                                        BE ISSUED TO ME) AND EITHER (A) I HAVE MAILED OR
                                        DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER
                                        IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL
                                        REVENUE SERVICE CENTER OR SOCIAL SECURITY
                                        ADMINISTRATION OFFICE OR (B) I INTEND TO MAIL OR
                                        DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND
                                        THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION
                                        NUMBER WITHIN (60) DAYS, 31% OF ALL REPORTABLE PAYMENTS
                                        MADE TO ME THEREAFTER WILL BE WITHHELD UNTIL I PROVIDE
                                        A NUMBER;
                                     (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (A) I
                                        AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT
                                        BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE ("IRS")
                                        THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF
                                        FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE
                                        IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO
                                        BACKUP WITHHOLDING; AND
                                     (3) ANY INFORMATION PROVIDED ON THIS FORM IS TRUE AND
                                        CORRECT AND COMPLETE.
                                     SIGNATURE __________  DATE __________
-----------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office, branch or agency in the United States, in each case which is a participant in an approved signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (b) such Shares are tendered for the account of an Eligible Institution. See Instruction 6.

     2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is used, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary's account at the Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase). Stockholders who cannot deliver their Shares and all other required documents to the Depositary prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company must be received by the Depositary prior to the Expiration Date and (c) the certificates for such Shares (or a confirmation of a book-entry transfer of such Shares into the Depositary's account at the Book-Entry Transfer Facility) together with a properly completed and duly executed Letter of Transmittal (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary no later than 5:00 p.m., New York City time, within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     Except as specifically permitted by Section 6 of the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted. Fractional Shares will be purchased unless proration of tendered Shares is required. See
Section 1 of the Offer to Purchase. By executing this Letter of Transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and the number of Shares should be listed on a separate schedule attached hereto.

     4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer.) If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". If such Shares are purchased, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Indication of Price at Which Shares Are Being Tendered. For Shares to be validly tendered by this Letter of Transmittal, the stockholder must either:

          (a) check the box under "Shares Tendered at Price Determined by Dutch Auction"; OR

          (b) check the box indicating the price per Share at which the stockholder is tendering Shares under "Shares Tendered at Price Determined by Stockholder".

     By checking the box under "Shares Tendered at Price Determined by Dutch Auction" you agree to accept the Purchase Price resulting from the Dutch auction tender process, which may be as low as $45.50 or as high as $52.00 per Share. By checking a box under "Shares Tendered at Price Determined by Stockholder", you acknowledge that doing so could result in none of the Shares being purchased if the Purchase Price for the Shares is less than the price checked.

     Only one box may be checked. If more than one box is checked or if no box is checked, there is no valid tender of Shares. A stockholder wishing to tender portions of Share holdings at different prices must complete a separate Letter of Transmittal for each price at which such stockholder wishes to tender each such portion of such stockholder's Shares. The same Shares cannot be tendered (unless previously validly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

     6. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be medallion guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be medallion guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

     7. Stock Transfer Taxes. The Company will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See Section 5 of the Offer to Purchase. EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

     8. Special Payment and Delivery Instructions. If the check for the Purchase Price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, then the boxes captioned "Description of Shares Tendered" and "Special Delivery Instructions" on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such stockholder at the Book-Entry Transfer Facility.

     9. Conditional Tenders. As described in Section 6 of the Offer to Purchase, a stockholder may tender Shares subject to the condition that a specified minimum number of such stockholder's Shares tendered must be purchased if any such Shares so tendered are purchased. Under certain circumstances and subject to the exceptions set forth in Section 1, the Company may prorate the number of Shares purchased pursuant to the Offer. In such a case, the Depositary will perform a preliminary proration, and any Shares tendered at or below the Purchase Price pursuant to a conditional tender for which the condition was not satisfied will automatically be regarded as withdrawn, subject to reinstatement if such conditionally tendered Shares are subsequently selected by lot for purchase subject to Section 6 of the Offer to Purchase. If conditional tenders would otherwise be so regarded as withdrawn and would cause the total number of Shares to be purchased to fall below 2,000,000, then, to the extent feasible, the Company will select enough of such conditional tenders that would otherwise have been so withdrawn to permit the Company to purchase 2,000,000 Shares. In selecting among such conditional tenders, the Company will select by lot and will limit its purchase in each case to the designated minimum number of Shares to be purchased.

     All tendered Shares will be deemed unconditionally tendered unless the "Conditional Tenders" box is completed. As discussed in Section 14 of the Offer to Purchase, the number of Shares to be purchased from a particular stockholder may affect the tax treatment of such purchase to such stockholder and such stockholder's decision whether to tender. EACH STOCKHOLDER IS URGED TO CONSULT WITH HIS OR HER OWN TAX ADVISOR.

     Odd Lot Shares, which will not be subject to proration, cannot be conditionally tendered. Any tendering stockholder wishing to make a conditional tender must calculate and appropriately indicate such minimum number of Shares.

     10. Odd Lots. As described in Section 1 of the Offer to Purchase, if fewer than all Shares validly tendered at or below the Purchase Price and not withdrawn prior to the Expiration Date are to be purchased, the Shares purchased first will consist of all Shares tendered by any stockholder who owned beneficially an aggregate of fewer than 100 Shares (including Shares held in the Company's Performance Incentive Compensation Program) as of the close of business on February 10, 1998 who validly tendered all such Shares at or below the Purchase Price (partial tenders will not qualify for this preference) and completes the box captioned "Odd Lots" in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery.

     11. Federal Income Tax Withholding. To prevent the possible application of backup federal income tax withholding of 31% of the gross proceeds payable to a stockholder, each tendering stockholder must provide the Depositary with such stockholder's correct taxpayer identification number (generally, in the case of an individual, his or her social security number) by completing the Substitute Form W-9 set forth above. If the Depositary is not provided with the correct taxpayer identification number, the stockholder may be subject to a $500 penalty imposed by the IRS and payments that are made to such stockholder pursuant to the Offer may be subject to backup withholding. Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     The Company will withhold federal income tax at a rate of 30% from gross proceeds payable pursuant to the Offer to a foreign stockholder or his agent, unless the Company determines that a reduced rate of withholding is applicable pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds payable are effectively connected with the conduct of a trade or business within the United States. For this purpose, a foreign stockholder is any stockholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States, (iii) an estate the income of which is subject to United States federal income taxation regardless of source or (iv) a trust which has one or more United States fiduciaries with the authority to control all substantial decisions and over whose administration a United States Court has the power to exercise primary supervision. The Company will determine the applicable rate of withholding by reference to a stockholder's address, unless the facts and circumstances indicate such reliance is not warranted or if applicable law (for example, a tax treaty or Treasury regulations thereunder) requires some other method for determining a stockholder's residence. A foreign stockholder may be eligible to file for a refund of such tax or a portion of such tax if such stockholder meets one of the tests described in Section 14 of the Offer to Purchase or if such stockholder is entitled to a reduced rate of withholding pursuant to a treaty and the Company withheld at a higher rate. In order to claim an exemption from withholding on the grounds that gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign stockholder must deliver to the Depositary a properly executed Form 4224 claiming exemption. Such Forms can be obtained from the Depositary. FOREIGN STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICATION OF FEDERAL INCOME TAX WITHHOLDING, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION AND THE REFUND PROCEDURE.

     12. Requests for Assistance or Additional Copies. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective addresses or telephone numbers set forth below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may also be directed to the Information Agent or the Dealer Managers and such copies will be furnished promptly at the Company's expense. Stockholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

     13. Irregularities. All questions as to the Purchase Price, the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Company, in its sole discretion, and its determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and the Company's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Managers, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

     14. Lost or Destroyed Certificate(s). If any Share certificate has been lost, stolen or destroyed, immediately notify the Depositary in writing. Your letter should be forwarded along with your properly completed Letter of Transmittal, all other required documentation and any Share certificates you may have in your possession. Once written notification of the loss is received by the Depositary an affidavit of loss and indemnity agreement, along with instructions which include the cost of replacing the certificate, will be sent to the shareholder. The tender of Shares cannot be processed until any missing Share certificates have been replaced.

                           THE INFORMATION AGENT IS:

                             D. F. KING & CO., INC.

                                77 Water Street
                            New York, New York 10005

                            TOLL FREE 1-800-290-6427
                                       OR
                          CALL COLLECT: (212) 269-5550

                     THE DEALER MANAGERS FOR THE OFFER ARE:

                              GOLDMAN, SACHS & CO.

                                85 Broad Street
                            New York, New York 10004

                  IN NEW YORK STATE: (212) 902-1000 (COLLECT)
                    OTHER AREAS: (800) 323-5678 (TOLL-FREE)

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

       ------------------------------------------------------------------

FOR THIS TYPE OF ACCOUNT:         GIVE THE SOCIAL SECURITY
                                  NUMBER OF --
--------------------------------------------------------------
 1.  An individual's account      The individual
 2.  Two or more individuals      The actual owner of the
     (joint account)              account or, if combined
                                  funds, the first individual
                                  on the account(1)
 3.  Custodian account of a       The minor(2)
     minor (Uniform Gift to
     Minors Act)
 4.  a. The usual revocable       The grantor-trustee(1)
     savings trust account
        (grantor is also
        trustee)                  The actual owner(1)
     b. So-called trust
     account that is not a
        legal or valid trust
        under State law
--------------------------------------------------------------
                                  GIVE THE EMPLOYER
  FOR THIS TYPE OF ACCOUNT:       IDENTIFICATION NUMBER OF --
--------------------------------------------------------------
 5.  Sole proprietorship          The owner(3)
     account
 6.  A valid trust, estate, or    The legal entity.(4)
     pension trust
 7.  Corporate account            The corporation
 8.  Religious, charitable, or    The organization
     educational organization
     account
 9.  Partnership                  The partnership
10.  Association, club or         The organization
     other tax-exempt
     organization
11.  A broker or registered       The broker or nominee
     nominee
12.  Account with the Depart-     The public entity
     ment of Agriculture in
     the name of a public
     entity (such as a State
     or local government,
     school district, or
     prison) that receives
     agricultural program
     payments

------------------------------------------------------------------
              ------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's Social Security number.
(3) Show the name of the owner. You may also enter your business or "doing business as" name. You may use either your Social Security number or employer identification number (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

- An organization exempt from tax under section 501(a), or an individual retirement plan.
- The United States, or any agency or instrumentality thereof.
- A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
- A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
- An international organization or any agency, or instrumentality thereof. Other payees that may be exempt from backup withholding include:
- A corporation.
- A financial institution.
- A registered dealer in securities or commodities registered in the U.S., or a possession of the U.S.
- A real estate investment trust.
- A common trust fund operated by a bank under section 584(a).
- A trust exempt from tax under Section 664 or described in section 4947.
- An entity registered at all time under the Investment Company Act of 1940.
- A foreign central bank of issue.
- A nominee.
- A Futures commission merchant registered with the Commodity Futures Trading Commission.

Payments of interest not generally subject to backup withholding include the following:
- Payments of interest on obligations issued by individuals.

  NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
- Payments of tax-exempt interest (including exempt-interest dividends under section 852).
- Payments described in section 6049(b)(5) to non-resident aliens.
- Payments on tax-free covenant bonds under section 1451.
- Payments made by certain foreign organizations.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE EXEMPT ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments, other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045 and 6050A.

PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.